UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2014

Date of reporting period:  February 28, 2014

Item 1. Reports to Stockholders.

Semi-Annual Report

Morgan Dempsey Small/Micro Cap Value Fund (MITYX)

February 28, 2014

Investment Adviser

Morgan Dempsey Capital Management, LLC
309 North Water Street
Suite 510
Milwaukee, Wisconsin 53202

Phone: 877-642-7227

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	8

SCHEDULE OF INVESTMENTS	10

STATEMENT OF ASSETS AND LIABILITIES	14

STATEMENT OF OPERATIONS	15

STATEMENTS OF CHANGES IN NET ASSETS	16

FINANCIAL HIGHLIGHTS	17

NOTES TO FINANCIAL STATEMENTS	18

NOTICE OF PRIVACY POLICY & PRACTICES	25

ADDITIONAL INFORMATION	26

Dear Shareholders,

During the past six months of our management of the Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) we have seen the equity market’s rise continue to be primarily driven by the Federal Reserve’s stimulus efforts.  Yet in spite of the Fed stimulus, the economic recovery has remained tepid.  The MZM (Money Zero Maturity) velocity, the measure of the liquid money supply within the economy, remains at a record low, and the Free Reserves of U.S. banks are significantly higher than Required Reserves, indicating that the banks are still not lending money.  Our conclusion is that most of the stimulus dollars are stagnant, and that the money that is moving is going into the stock market instead of into loans.  This has created an upward momentum in stock prices.

In December 2013, and then again in late January 2014, the Federal Reserve announced the reduction of the monthly debt monetization (tapering) by $10 billion.  The Fed announced, and then lowered, its bond buying from $85 billion to $65 billion per month, with the intent to reduce the purchases by 10 billion per month moving forward.  In both instances, the equity markets briefly reacted negatively then resumed their upward momentum.

Continued risk to the economic landscape in the U.S.

•
Affordable Care Act:  Our largest concern in 2014 is the implementation of the ACA – Affordable Care Act, or “Obama Care”. Given that healthcare is 18% of Gross Domestic Product (GDP), it is our belief that even a negative perception of the fully enacted law will have a material impact on consumption and the overall economy.  As bad as the slow rollout of the ACA has been and continues to be, our fear is that its actual operating performance will be far worse.  We expect the resulting uncertainty and effects from the operational incompetence of this program to be a negative drag on the economy and eventually the markets.

•
Federal Spending, Federal Debt and Federal Regulation:  We believe an all too familiar concern is that federal spending, debt, and regulation growth continue to pose a grave threat to the economy of the U.S. and depresses any recovery.

Potential Opportunities

As we stated in our 2012 annual shareholder letter, and again in our 2013 annual shareholder letter, we believe that sound economic and regulatory policy in Washington, and clear and positive leadership from the White House would improve business sentiment and the current anemic recovery would assume a more historic recovery pattern.

Issue Specific

As of February 28, 2014, issue-specific performance that has aided the performance of the Fund has been: L.S. Starrett Company up +79.7%  and Carbo Ceramics Inc. up 49.9%.  We exited Carbo Ceramics Inc. in December.  An issue that hurt the performance of the Fund was KMG Chemical Inc. down -37.01%.

One of the Fund’s top 10 holdings, Joseph A. Bank Clothiers, Inc. (JOSB) has been caught up during this period in back-and-forth merger discussions with Men’s Warehouse (MW).  JOSB initially offered to purchase MW in October of 2013, an offer that was quickly rejected.  In November MW countered with an offer to purchase JOSB, which was subsequently rejected in December.  In January, MW attempted a hostile takeover of JOSB, which led JOSB to make an offer for Eddie Bauer as a “poison pill” to stop the MW hostile takeover.  In February a large shareholder of both firms (Eminence Capital) began legal action to force JOSB to accept the MW offer, and MW raised their purchase offer.  As of February 28, 2014, JOSB had gained 56.06% on the merger drama that began to unfold in October 2013.  On March 11, 2014 JOSB accepted MW’s offer for $1.8 billion, or $65 per share.  Pending any objections from the Department of Labor or any litigation, the offer expires April 9, 2014, and we would expect to tender the Fund’s shares on or before that date with a gain since the Fund’s fiscal year began of over 60%.  We objected to the merger for reasons too involved to recount here, but suffice it to say that we calculated JOSB to be worth much more than the $65 purchase price.  Once we grudgingly tender the shares of JOSB, we will carefully replace the long term holding with a company that meets our investment process.

Mid Year Perspective

The Fund’s performance for the first half of the fiscal year was in line with our expectations given the momentum driven markets.  The Fund gained +14.17% vs. the Russell 2000® Value Index which gained +16.23% for the six month period ended February 28, 2014.  Typically in speculative and/ or momentum driven markets like the previous 6 months, we would expect the Fund to lag its benchmark; we expect to participate in the upside, but not as fully as the benchmark, which contains many speculative stocks that would not pass our screens.

The Fund was helped by its significant exposure to cyclically oriented companies in the Industrial and Aerospace segments of the market while avoiding the lower performing Utility sector.  Good stock selection and portfolio structure also played a role.

While small cap equity earnings had grown in the neighborhood of 13% during the calendar year 2013, small cap equity stock prices had appreciated in excess of 30%, well over double what the fundamentals dictated.  Because of this, in 2014/15 we would expect some periods of sub-par equity market performance if the fundamentals fail to catch up with the current small cap valuations.  In other words, we expect some trepidation, either in a sideways market, a major correction, or a series of moderate corrections while corporate earnings catch up to the current valuations.

Looking ahead to the Fund year end, as always, our pursuit of companies with strong competitive characteristics, strong “fortress” balance sheets combined with our preference for Founder/Owner/Operator run businesses we believe gives the Fund an additional level of protection if and when we enter into any periods of market trepidation.  Our emphasis on dynamic, strong business models and market leaders who are focused on organic growth through new product development should allow us to continue to participate in up markets. We remain fully invested and confident that we can achieve our goal of outperforming our benchmark over full market cycles.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Morgan Dempsey Capital Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in small and micro cap companies involve additional risks such as limited liquidity and greater volatility.  Unlike mutual funds, exchange-traded funds (“ETFs”) do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of its underlying portfolio.  The Fund’s use of derivatives could cause losses due to the unexpected effect of market movements on a derivative’s price, or because the derivatives do not perform as anticipated.

Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  You cannot invest directly in an index.

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Morgan Dempsey Small/Micro Cap Value Fund is distributed by Quasar Distributors, LLC.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/13 – 2/28/14).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example (Continued)
(Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/13	2/28/14	9/1/13 – 2/28/14*
Actual	$1,000.00	$1,141.70	$6.90
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.35	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund invests in companies with micro- and small-size market capitalizations (“micro-cap” and “small-cap” companies).  The Fund currently defines micro-cap companies as companies with market capitalizations between $50 million and $500 million and small-cap companies as companies with market capitalizations between $500 million and $3 billion.  Under normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks and other equity securities of micro-cap and small-cap companies.  The Fund’s allocation of portfolio holdings as of February 28, 2014 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Continued

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of February 28, 2014

	Annualized
		Since Inception
	One Year	(12/31/10)
Morgan Dempsey
Small/Micro Cap Value Fund	25.16%	12.35%
Russell 2000 Value Index	26.19%	13.89%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-642-7227. The Fund imposes a 2.00% redemption fee on shares redeemed within ninety days of purchase.  Performance quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 2000® Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments

February 28, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS – 93.77%

Aerospace & Defense – 6.47%
Astronics Corp. (a)	17,803	$1,191,020
CPI Aerostructures, Inc. (a)	20,460	294,010
Cubic Corp.	9,725	505,700
National Presto Industries, Inc.	10,735	827,024
SIFCO Industries, Inc.	21,429	567,869
		3,385,623

Automobiles – 0.71%
Thor Industries, Inc.	6,595	369,386

Banks – 1.00%
Bar Harbor Bankshares	4,320	164,160
First of Long Island Corp.	9,230	358,678
		522,838

Building Products – 1.26%
Apogee Enterprises, Inc.	19,285	660,126

Chemicals – 2.45%
Balchem Corp.	3,765	190,170
Hawkins, Inc.	10,055	358,260
KMG Chemicals, Inc.	22,085	327,741
Stepan Co.	4,285	260,528
Zep, Inc.	8,330	146,608
		1,283,307

Commercial Services & Supplies – 1.30%
MSA Safety, Inc.	13,186	678,420

Construction & Engineering – 6.00%
Furmanite Corp. (a)	25,770	305,117
Granite Construction, Inc.	71,286	2,620,473
Pike Corp. (a)	20,359	211,326
		3,136,916

Containers & Packaging – 3.86%
AptarGroup, Inc.	30,530	2,020,171

Electrical Equipment – 3.27%
Espey Manufacturing & Electronics Corp.	17,275	497,693
LSI Industries, Inc.	77,377	641,455

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2014 (Unaudited)

	Shares	Value

Electrical Equipment – 3.27% (Continued)
Powell Industries, Inc.	8,405	$572,633
		1,711,781

Electronic Equipment, Instruments & Components – 0.59%
Badger Meter, Inc.	5,605	307,827

Energy Equipment & Services – 13.68%
C&J Energy Services, Inc. (a)	39,890	1,031,157
Dawson Geophysical Co.	5,860	168,182
Dril-Quip, Inc. (a)	7,745	833,052
Gulf Island Fabrication, Inc.	39,231	822,674
Gulfmark Offshore, Inc.	19,775	938,126
Mitcham Industries, Inc. (a)	29,668	426,923
RPC, Inc.	23,735	436,961
Unit Corp. (a)	40,693	2,498,550
		7,155,625

Food & Staples Retailing – 2.02%
Weis Markets, Inc.	20,935	1,055,961

Food Products – 8.32%
Cal-Maine Foods, Inc.	13,515	710,484
Flowers Foods, Inc.	36,690	754,713
J & J Snack Foods Corp.	24,320	2,258,842
Sanderson Farms, Inc.	6,710	515,596
Tootsie Roll Industries, Inc.	3,909	113,748
		4,353,383

Health Care Equipment & Supplies – 5.99%
Atrion Corp.	1,320	382,048
ICU Medical, Inc. (a)	6,595	381,587
Merit Medical Systems, Inc. (a)	30,067	453,711
Span-America Medical Systems, Inc.	24,636	479,170
Utah Medical Products, Inc.	26,100	1,435,239
		3,131,755

Hotels, Restaurants & Leisure – 2.10%
Marcus Corp.	40,220	567,504
Monarch Casino & Resort, Inc. (a)	28,099	529,666
		1,097,170

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2014 (Unaudited)

	Shares	Value

Household Durables – 0.23%
Koss Corp.	26,375	$121,589

Household Products – 0.69%
Oil-Dri Corp. of America	10,881	361,249

Insurance – 0.66%
Baldwin & Lyons, Inc.	13,400	344,514

Leisure Equipment & Products – 5.77%
Johnson Outdoors, Inc.	35,934	792,704
Sturm Ruger & Co., Inc.	34,890	2,223,889
		3,016,593

Machinery – 16.81%
Ampco-Pittsburgh Corp.	14,091	288,161
Astec Industries, Inc.	21,805	876,997
Columbus McKinnon Corp. (a)	7,095	180,639
Gorman-Rupp Co.	71,792	2,261,447
Graham Corp.	15,660	544,498
Hardinge, Inc.	50,600	746,350
LB Foster Co.	28,350	1,317,992
LS Starrett Co.	10,565	197,988
MFRI, Inc. (a)	40,766	631,873
Miller Industries, Inc.	15,823	285,605
Sun Hydraulics Corp.	20,375	861,863
Twin Disc, Inc.	24,394	604,239
		8,797,652

Media – 0.09%
Value Line, Inc.	3,280	49,134

Metals & Mining – 0.91%
Synalloy Corp.	34,942	476,259

Road & Rail – 1.69%
Marten Transport Ltd.	15,065	293,617
Old Dominion Freight Lines, Inc. (a)	11,045	588,036
		881,653

Semiconductors & Semiconductor Equipment – 1.61%
Cabot Microelectronics Corp. (a)	9,890	436,841
MKS Instruments, Inc.	13,515	406,261
		843,102

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2014 (Unaudited)

	Shares	Value

Specialty Retail – 5.11%
Buckle, Inc.	7,745	$351,391
Jos A Bank Clothiers, Inc. (a)	37,404	2,322,040
		2,673,431

Textiles, Apparel & Luxury Goods – 0.59%
Lakeland Industries, Inc. (a)	47,572	310,169

Thrifts & Mortgage Finance – 0.59%
Hingham Institution for Savings	3,956	309,755
TOTAL COMMON STOCKS (Cost $45,046,862)		$49,055,389

SHORT-TERM INVESTMENTS – 4.63%

Money Market Funds – 4.63%
First American Prime Obligations Fund – Class Z, 0.016% (b)	2,424,768	2,424,768
TOTAL SHORT-TERM INVESTMENTS (Cost $2,424,768)		2,424,768

Total Investments (Cost $47,471,630) – 98.40%		51,480,157
Other Assets in Excess of Liabilities – 1.60%		834,469
TOTAL NET ASSETS – 100.00%		$52,314,626

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at February 28, 2014.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Assets and Liabilities

February 28, 2014 (Unaudited)

Assets
Investments, at value (cost $47,471,630)	$51,480,157
Dividends and interest receivable	90,311
Receivable for investments sold	757,412
Receivable for Fund shares sold	1,280,477
Other assets	14,682
Total Assets	53,623,039

Liabilities
Payable for Fund shares redeemed	56,805
Payable for investments purchased	1,187,582
Payable to affiliates	27,819
Payable to Advisor	25,106
Accrued expenses and other liabilities	11,101
Total Liabilities	1,308,413
Net Assets	$52,314,626

Net Assets Consist Of:
Paid-in capital	$48,040,501
Accumulated undistributed net investment income	38,349
Accumulated net realized gain	227,249
Net unrealized appreciation on investments	4,008,527
Net Assets	$52,314,626

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	3,768,192

Net asset value, redemption price and offering price per share(1)	$13.88

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within ninety days of purchase.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Operations

For the Six Months Ended February 28, 2014 (Unaudited)

Investment Income
Dividend income	$233,779
Interest income	159
Total Investment Income	233,938

Expenses
Management fees	159,234
Administration fees	20,917
Transfer agent fees and expenses	17,324
Fund accounting fees	15,778
Federal and state registration fees	15,382
Custody fees	14,135
Legal fees	8,228
Audit and tax fees	7,341
Chief Compliance Officer fees and expenses	3,982
Reports to shareholders	2,440
Trustees' fees and related expenses	2,429
Other expenses	1,998
Total Expenses	269,188
Less waivers and reimbursement by Adviser (Note 4)	(81,002)
Net Expenses	188,186

Net Investment Income	45,752

Realized and Unrealized Gain on Investments
Net realized gain from investments	365,399
Change in net unrealized appreciation on investments	2,917,850
Net Realized and Unrealized Gain on Investments	3,283,249
Net Increase in Net Assets from Operations	$3,329,001

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Changes in Net Assets

	Six Months Ended
	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013

From Operations
Net investment income	$45,752	$45,535
Net realized gain from investments	365,399	215,447
Net change in unrealized
appreciation on investments	2,917,850	1,009,509
Net increase in net assets from operations	3,329,001	1,270,491

From Distributions
Net investment income	(7,403)	(56,246)
Net realized gain on investments	(336,461)	(30,929)
Net decrease in net assets resulting
from distributions paid	(343,864)	(87,175)

From Capital Share Transactions
Proceeds from shares sold	33,226,793	15,151,261
Net asset value of shares issued to shareholders
in payment of distributions declared	94,462	32,266
Costs for shares redeemed(1)	(2,101,510)	(1,098,453)
Net increase in net assets from
capital share transactions	31,219,745	14,085,074

Total Increase in Net Assets	34,204,882	15,268,390

Net Assets
Beginning of year	18,109,744	2,841,354
End of year	$52,314,626	$18,109,744

Accumulated Net Investment Income (Loss)	$38,349	$—

(1)	Net of redemption fees of $97 and $970 for the period ended February 28, 2014 and year ended August 31, 2013, respectively.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 28,	Year Ended			Period Ended
	2014	August 31,			August 31,
	(Unaudited)	2013	2012		2011(1)
Net Asset Value, Beginning of Period	$12.30	$10.20	$9.62		$10.00

Income from investment operations:
Net investment income (loss)(2)	0.02	0.07	0.04		(0.04)
Net realized and unrealized
gain (loss) on investments	1.72	2.29	0.57		(0.34)
Total from investment operations	1.74	2.36	0.61		(0.38)

Less distributions paid:
From net investment income	0.00 (5)	(0.17)	—		—
From net realized gain on investments	(0.16)	(0.09)	(0.03)		—
Total distributions paid	(0.16)	(0.26)	(0.03)		—
Paid-in capital from
redemption fees (Note 2)(5)	0.00	0.00	0.00		0.00
Net Asset Value, End of Period	$13.88	$12.30	$10.20		$9.62
Total Return(3)	14.17%	23.64%	6.40%		(3.80)%

Supplemental Data and Ratios:
Net assets at end of period (000's)	$52,315	$18,110	$2,841		$1,523
Ratio of expenses to average net assets:
Before waiver and
expense reimbursement(4)	1.86%	3.42%	7.75%		24.08%
After waiver and
expense reimbursement(4)	1.30%	1.30%	1.49	%(6)	2.00%
Ratio of net investment income (loss)
to average net assets:
Before waiver and
expense reimbursement(4)	(0.24)%	(1.52)%	(5.82)%		(22.69)%
After waiver and
expense reimbursement(4)	0.32%	0.60%	0.44%		(0.61)%
Portfolio turnover rate(3)	8.57%	37.76%	11.76%		15.77%

(1)	The Fund commenced operations on December 31, 2010.
(2)	Per share net investment income (loss) has been calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Rounds to less than 0.5 cent per share.
(6)	Effective December 29, 2011, the expense cap was lowered to 1.30% from 2.00%.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements
February 28, 2014 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) represents a distinct diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund became effective on April 30, 2010 and commenced operations on December 31, 2010.  Costs incurred by the Fund in connection with the organization and the initial public offering of shares were paid by Morgan Dempsey Capital Management, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (a “Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2014 (Unaudited)

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$49,055,389	$—	$—	$49,055,389
Total Equity	49,055,389	—	—	49,055,389
Short-Term Investments	2,424,768	—	—	2,424,768
Total Investments
in Securities	$51,480,157	$—	$—	$51,480,157

During the six months ended February 28, 2014, there were no transfers between levels for the Fund.  It is the Fund’s policy to record transfers as of the end of the reporting period.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2014 (Unaudited)

The Fund held no Level 3 securities during the six months ended February 28, 2014.  The Fund did not hold any financial derivative instruments during the reporting period.

(b)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the six months ended February 28, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the six months ended February 28, 2014, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The Fund charges a 2.00% redemption fee on shares redeemed within ninety days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The Fund collected redemption fees during the six months ended February 28, 2014 amounting to $97.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund.  Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2014 (Unaudited)

(g)	Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the first in – first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 were as follows:

	August 31, 2013	August 31, 2012
Ordinary Income	$57,504	$8,225
Long-Term Capital Gain	29,671	—

As of August 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$16,901,435
Gross tax unrealized appreciation	1,594,583
Gross tax unrealized depreciation	(519,619)
Net tax unrealized appreciation	$1,074,964
Undistributed ordinary income	120,620
Undistributed long-term capital gain	93,404
Total distributable earnings	$214,024
Other accumulated gains (losses)	—
Total accumulated gains	$1,288,988

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2013, the following reclassifications were made for permanent tax adjustments related to the reclassification of distributions:

Accumulated Net Realized Gain (Loss)	$(253)
Accumulated Undistributed Net Investment Income	$253

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.10% of the Fund’s average daily net assets.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2014 (Unaudited)

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through December 29, 2014, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 2.00% prior to December 29, 2011 and 1.30% on and after December 29, 2011 (the “Expense Limitation Cap”) of the Fund’s average daily net assets.  For the six months ended February 28, 2014, expenses of $81,002 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

August 31, 2014	$85,164
August 31, 2015	$147,950
August 31, 2016	$121,025
February 28, 2017	$81,002

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  For the six months ended February 28, 2014, the Fund incurred $20,917 in administration fees.  At February 28, 2014, the Administrator was owed fees of $7,130.

USBFS also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the six months ended February 28, 2014, the Fund incurred $15,778, $17,324, and $14,135 in fund accounting, transfer agency, and custody fees, respectively.  At February 28, 2014, fees of $5,507, $6,341, and $6,853 were owed for fund accounting, transfer agency, and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of the Distributor.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2014 (Unaudited)

The Fund also has a line of credit with US Bank (see Note 9).

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the six months ended February 28, 2014, the Fund was allocated $3,982 of the Trust’s Chief Compliance Officer fees.  At February 28, 2014, fees of $1,987 were owed by the Fund to USBFS for Chief Compliance Officer services.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	February 28, 2014	August 31, 2013
Shares sold	2,443,766	1,288,303
Shares redeemed	(154,560)	(97,875)
Shares reinvested	6,956	3,061
Net increase	2,296,162	1,193,489

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended February 28, 2014, were $30,914,089 and $2,490,712, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At February 28, 2014, National Financial Services LLC, for the benefit of its customers, held 83.90% of the Fund’s outstanding shares.

(9)	Line of Credit

At February 28, 2014, the Fund had a line of credit in the amount of the lessor of $1,500,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 14, 2014. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate of 3.25% (as of February 28, 2014). The credit facility is with the Fund’s custodian, US Bank. The Fund did not utilize the line of credit during the six months ended February 28, 2014.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2014 (Unaudited)

(10)	Recent Accounting Pronouncement

In January 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Reporting Financial Standards (“IFRS”). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”). Specifically, the ASU requires reporting entities to present separately for assets and liabilities: (a) the gross amounts of those recognized assets and recognized liabilities; (b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities; (c) the net amount presented in the Statement of Assets and Liabilities; (d) the amounts subject to an enforceable MNA not included in (b), and (e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013. There is no impact of the ASU on the financial statements of the Fund for the six months ended February 28, 2014.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 89.03% of its ordinary income distribution for the year ended

August 31, 2013, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2013, 90.26% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-642-7227.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	35	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 58		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	35	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 57		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	35	Independent
615 E. Michigan St.		Term; Since	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and		Multi-Asset
Age: 70		2009	Chief Compliance		Endowment
			Officer (“CCO”),		fund complex
			Granite Capital		(three closed-
			International Group,		end investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994–2011); Vice		Trustee, Gottex
			President, Secretary,		Multi-
			Treasurer and CCO		Alternatives
			of Granum Series		fund complex
			Trust (an open-end		(three closed-
			investment company)		end investment
			(1997–2007);		companies);
			President, CAO		Independent
			and CCO, Granum		Manager,
			Securities, LLC		Ramius IDF
			(a broker-dealer)		fund complex
			(1997–2007).		(two closed-
end investment
companies).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	35	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 51		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 56	Executive	2013	Services, LLC
Officer			(2004–present).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator;
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 40	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 34		2005	(2004–present).
Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 66	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator;
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 32		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-642-7227. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available without charge, upon request, by calling, toll free, 1-877-642-7227, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-642-7227 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Investment Adviser	Morgan Dempsey Capital Management, LLC
309 North Water Street
Suite 510
Milwaukee, Wisconsin 53202

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

 Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date 4/30/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  4/30/2014

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date  4/30/2014

* Print the name and title of each signing officer under his or her signature.